UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 31, 2002


                       World Wrestling Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                         000-27639                04-2693383
----------------------------         --------------          -------------------
State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                    File Number)            Identification No.)


                    1241 East Main Street, Stamford, CT     06902
           ----------------------------------------------- ----------
               (Address of principal executive offices)    (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.     Other Events.

            On October 31, 2002, World Wrestling Entertainment, Inc. issued the press release filed as an exhibit to this Form 8-K.


Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

            99.1          Press Release dated October 31, 2002




                               Page 2 of 4 pages.
                            Exhibit Index on page 4.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WORLD WRESTLING ENTERTAINMENT, INC.



                                      By: /s/ Edward L. Kaufman
                                          ------------------------------------
                                          Edward L. Kaufman
                                          Senior Vice President, General Counsel
                                          And Secretary

Dated:  October 31, 2002


                               Page 3 of 4 pages.
                            Exhibit Index on page 4.

                                  EXHIBIT INDEX
                                  -------------


         99.1              Press Release dated October 31, 2002





                               Page 4 of 4 pages.
                            Exhibit Index on page 4.